UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 25, 2002
                                                 -------------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-75724                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                        10019
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events

            Attached as an exhibit are certain Computational Materials and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      99.1 Computational Materials and Collateral Term Sheets prepared by UBS Warburg LLC in connection with MASTR Asset
                                                 Securitization Trust 2002-1,
                                                 Mortgage Pass-Through
                                                 Certificates, Series 2002-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


February 27, 2002

                                   By: /s/ Hugh Corcoran
                                      ----------------------------------
                                       Name:   Hugh Corcoran
                                       Title:  Executive Director


                                   By: /s/ Craig Eckes
                                      ----------------------------------
                                       Name:   Craig Eckes
                                       Title:  Director

                                INDEX TO EXHIBITS



                                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
99.1                    Computational Materials and                      E
                        Collateral Term Sheets prepared
                        by UBS Warburg LLC in
                        connection with MASTR Asset
                        Securitization Trust 2002-1,
                        Mortgage Pass-Through
                        Certificates, Series 2002-1